Supplement dated October 1, 2020
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following funds (the Funds):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Strategic Income Fund	January 1, 2020
Multisector Bond SMA Completion Portfolio	October 28, 2019
Columbia Funds Series Trust II
Columbia Income Builder Fund	June 1, 2020
Colin Lundgren, CFA, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Funds' investment manager, effective March 1, 2021. Until then, Mr. Lundgren will continue to serve as a portfolio manager of the Funds. Mr. Lundgren plans to remain with Columbia Threadneedle Investments through 2021 to assist as needed.
Shareholders should retain this Supplement for future reference.
SUP000_00_104_(10/20)